                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): FEBRUARY 19, 2003


                              ---------------------


                                  CATUITY INC.
             (Exact name of registrant as specified in its charter)



                DELAWARE                               000-30045                            38-3518829
      (State or other jurisdiction             (Commission File Number)                    (IRS Employer
            of incorporation)                                                           Identification No.)


         2711 E. JEFFERSON AVE.
         DETROIT, MICHIGAN 48207                                                           (313)-567-4348
          (Address of principal                                                   (Registrant's telephone number,
           executive offices)                                                          including area code)


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)




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ITEM 9. REGULATION FD DISCLOSURE.

On December 23, 2002, the Nasdaq staff (the "Staff") notified Catuity Inc. (the "Company") that it had been granted an extension of time to regain compliance with Nasdaq Marketplace Rule 4310(c)(2)(B) (the "Nasdaq Rule") for continued listing on the Nasdaq SmallCap Market. The Nasdaq Rule requires Nasdaq SmallCap Market companies to maintain a minimum of $2,500,000 of stockholders' equity, or a minimum market value of listed securities of $35,000,000, or to have a minimum of $500,000 of net income from continuing operations for the most recently completed fiscal year or two of the three most recently completed fiscal years in order to maintain the listing of their securities on the Nasdaq SmallCap Market. The Staff based its determination to grant the extension upon, among other things, the Company's representations contained in materials submitted to the Staff on December 12, 2002, which materials, the Staff indicated, evidenced the Company's ability to achieve and sustain compliance with the Rule.

The terms of the extension granted by the Staff require the Company to file with the Securities and Exchange Commission and Nasdaq, on or before February 20, 2003, a public document containing an unaudited balance sheet and unaudited income statement as of and for the one-month period ended January 31, 2003, that demonstrates the Company is in compliance with the Nasdaq Rule. The following unaudited balance sheet and unaudited income statement as of and for the one-month period ended January 31, 2003 demonstrate the Company's compliance with the $2,500,000 minimum stockholders' equity standard prescribed under the Nasdaq Rule for continued listing on the Nasdaq SmallCap Market. The Company also believes that it will sustain compliance with the Nasdaq Rule for continuous listing.

The enclosed unaudited financial statements should be read in conjunction with the Company's audited financial statements, notes and risk factors disclosed in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission for the fiscal year ended December 31, 2001, and the Company's unaudited financial statements and accompanying materials disclosed in the Company's Quarterly Reports on Form 10Q filed with the Securities and Exchange Commission for the quarters ended March 31, June 30 and September 30, 2002. The financial statements contained herein have not been prepared in accordance with generally accepted accounting principles, as there are no footnotes, Statement of Cash Flows, comparative Balance Sheet or Statements of Operations, nor have they been prepared in accordance with the rules and regulations of the Securities and Exchange Commission governing financial statements to be contained in quarterly, annual or other reports filed under the Securities Exchange Act of 1934.

In January 2003 the Company was able to record its first significant license revenue. This had previously been recorded in deferred revenue on the balance sheet. As a result, January's financial results, as set forth herein, are not indicative of future monthly results, results for the quarter that will end on March 31, 2003, or results for the annual periods ending on December 31, 2002 or 2003, which will be set forth in the Company's Annual Reports on Form 10-K to be filed for the fiscal years ended December 31, 2002 and 2003 pursuant to the rules and regulations of the Securities and Exchange Commission.







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
                                  CATUITY INC.
                           CONSOLIDATED BALANCE SHEET
                                   (UNAUDITED)



ASSETS                                                                                  JANUARY 31, 2003
                                                                                        ----------------
Current Assets:
Cash and cash equivalents                                                                   $  3,487,589
Accounts receivable (less Allowance of $56,000)                                                  105,731
Restricted cash                                                                                  111,106
Work in process                                                                                   38,461
Prepaid expenses and other                                                                       264,433
                                                                                            ------------

Total current assets                                                                           4,007,320

Property and equipment, net                                                                      196,270
                                                                                            ------------


TOTAL ASSETS                                                                                $  4,203,590
                                                                                            ============

LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities:

Accounts payable                                                                                 183,535
Deferred revenue                                                                                 716,255
Accrued compensation                                                                             133,617
Trust liability                                                                                   89,133
Accrued expenses                                                                                 205,300
                                                                                            ------------

Total current liabilities                                                                      1,327,840


Accrued compensation                                                                              83,656

SHAREHOLDERS' EQUITY:

Common Stock - $.001 par value; 100 million shares authorized, 8,532,155 issued and
outstanding as of January 31, 2003                                                                 8,532
Additional paid-in capital                                                                    33,135,182
Shareholder loans                                                                               (757,733)
Foreign currency translation adjustment                                                         (290,172)
Accumulated deficit                                                                          (29,303,715)
                                                                                            ------------

TOTAL SHAREHOLDERS' EQUITY                                                                     2,792,094
                                                                                            ------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                                  $  4,203,590
                                                                                            ============

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
                                  CATUITY INC.
                      CONSOLIDATED STATEMENT OF OPERATIONS
                FOR THE ONE MONTH PERIOD ENDING JANUARY 31, 2003
                                   (UNAUDITED)





                                                                JANUARY 2003
                                                                ------------


  REVENUE:
       Software development revenue                               $   29,246
       Service revenue                                                51,256
       License revenue                                             1,079,600
                                                                  ----------

  Total Revenue                                                    1,160,102


  OPERATING COSTS AND EXPENSES:
       Product development                                            99,762
       Custom implementation and support                              80,948
       Sales and marketing                                           117,550
       General and administration                                    109,370
                                                                  ----------
       Total operating costs and expenses                            407,630

       Variable Stock Compensation                                         0


       Operating Profit                                              752,472

       Other Income                                                    6,158
                                                                  ----------
       Income before Tax                                             758,630

      Provision for Income Taxes                                           0
                                                                  ----------
      Net Income                                                  $  758,630
                                                                  ==========
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          CATUITY INC.
                                          (Registrant)


                                    By:  /s/ John H. Lowry
                                         ---------------------------------------
                                             John H. Lowry
                                             Senior Vice President,
                                             Chief Financial Officer & Secretary

Date:  February 19, 2003


























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